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                                  EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                    SS.906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Cal Dive International, Inc. ("CDIS") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Owen Kratz, Chairman and Chief Executive Officer of CDIS, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CDIS.

A signed original of this written statement required by Section 906 has been provided to Cal Dive International, Inc. and will be retained by Cal Dive International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  November 12, 2003


                                           /s/ Owen Kratz
                                           -------------------------------------
                                            Owen Kratz
                                            Chairman and Chief Executive Officer